SUPPLEMENT DATED JANUARY 15, 2016

TO

PROSPECTUS DATED APRIL 22, 2015

Effective as of the close of trading on January 15, 2016, the Valley Forge Fund, Inc. (Fund) will be closed to new investors.  Accordingly, the Fund’s Prospectus is updated as follows:

The following is added to the beginning of the section entitled “Purchase and Sale of Fund Shares” on page 5 of the Prospectus as well as to the section entitled “How to Purchase Shares” on page 11 of the Prospectus:

The Fund will be closed to new investors as of the close of trading on the New York Stock Exchange on January 15, 2016.

Effective as of January 1, 2016, the Fund’s advisor, Boyle Capital Management, LLC, has voluntarily agreed to waive the full amount of its management fee.  The voluntary waiver may be discontinued at any time.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.